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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                       Securities and Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 27, 2002



                            TRINITY INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware               1-6903                    75-0225040
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)


            2525 Stemmons Freeway, Dallas, Texas     75207-2401
          (Address of principal executive offices)   (Zip Code)



       Registrant's telephone number, including area code: (214) 631-4420

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Item 5. Other Events

         On February 27, 2002, the Registrant issued a news release that reported its operating results for the nine months ended December 31, 2001.


Item 7.  Exhibits

         (c) Exhibits

             Exhibit 99(1) - News release of Registrant dated February 27,
             2002.

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SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TRINITY INDUSTRIES, INC.



Date:  March 12, 2002                      By:   /s/ MICHAEL G. FORTADO
                                                 ------------------------------
                                                 Michael G. Fortado
                                                 Vice President, General
                                                 Counsel, and Secretary

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                                 EXHIBIT INDEX

        Exhibit 99(1) -- News release of Registrant dated February 27, 2002.